SUPPLEMENT TO FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL EQUITY FUNDS DECEMBER 30, 1997 PROSPECTUS
The following information replaces similar information found in the Charter section under the heading "FMR and Its Affiliates" on page P-15:
William Bower manages International Growth & Income, which he has managed since May 1998. Previously, he managed another Fidelity fund. Mr. Bower joined Fidelity as an analyst in 1994, after receiving his MBA from the University of Michigan.
The following information replaces similar information found in the Securities and Investment Practices section under the heading "Illiquid and Restricted Securities" on page P-19:
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
The following information replaces similar information found in the Breakdown of Expenses section under the heading "Other Expenses" on page P-21:
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.